SCHEDULE 14A INFORMATION
            Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant   X
Filed by a Party other than the Registrant

Check the appropriate box:

  Preliminary Proxy Statement
  Confidential, for Use of the Commission Only (as permitted by Rule
   14a-6(e)(2))
X Definitive Proxy Statement
  Definitive Additional Materials
  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
   240.14a-12

                      VICORP Restaurants, Inc.
                      ------------------------
          (Name of Registrant as Specified In Its Charter)

                        Stanley Ereckson, Jr.
                        ---------------------
             (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

X $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-
   6(j)(2) or Item 22(a)(2) of Schedule 14A
  $500 per each party to the controversy pursuant to Exchange Act
   Rule 14a-6(i)(3)
  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

1) Title of each class of securities to which transaction applies:
_____________________________________________________________________

2) Aggregate number of securities to which transaction applies:
____________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
    (Set forth the amount on which the filing fee is calculated and state how it was determined.)
_____________________________________________________________________

4) Proposed maximum aggregate value of transaction:
_____________________________________________________________________

   Fee paid previously with preliminary materials

   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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_____________________________________________________________________

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   3)  Filing Party:
_____________________________________________________________________

   4)  Date Filed:
_____________________________________________________________________



                         VICORP RESTAURANTS, INC.
                           400 West 48th Avenue
                          Denver, Colorado 80216
                          ----------------------
                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                              April 18, 1997
                          ----------------------

     The Annual Meeting of the Shareholders of VICORP Restaurants, Inc. will be held at 777 Westchester Avenue, White Plains, New York 10604, on Friday, April 18, 1997, at 11:00 a.m., New York time, for the following purposes:

       (1) To elect directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified;

       (2) To consider and vote upon a proposal to ratify the appointment of Arthur Andersen LLP as independent auditors for the Company for fiscal year 1997;

       (3) To consider and vote upon a proposal approving the VICORP Restaurants, Inc. Employee Stock Purchase Plan;

       (4) To transact such other business as may properly come before the Meeting.

     The Board of Directors has fixed the close of business on February 28, 1997, as the record date for the determination of shareholders of record who are entitled to notice of and to vote at the Meeting and any adjournment thereof.

     SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.  IF
YOU CANNOT ATTEND, PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE SO THAT YOUR SHARES MAY BE VOTED AT THE MEETING. YOUR VOTE IS IMPORTANT. YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.

                                    By Order of the Board of Directors



                                    Stanley Ereckson, Jr.
                                          Secretary

Denver, Colorado
March 7, 1997




                    VICORP RESTAURANTS, INC.
                      400 West 48th Avenue
                     Denver, Colorado 80216
                      ____________________

                        PROXY STATEMENT
                      ___________________

                 Annual Meeting of Shareholders
                   To Be Held April 18, 1997

General Information on The Meeting

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of VICORP Restaurants, Inc. (the "Company") whose principal offices are located at 400 West 48th Avenue, Denver, Colorado 80216, telephone number (303) 296-2121, to be used at the Annual Meeting of Shareholders of the Company (the "Meeting") to be held on Friday, April 18, 1997, at 11:00 a.m. New York time, at 777 Westchester Avenue, White Plains, New York 10604, and at any adjournment thereof.

     This Proxy Statement, the form of Proxy, and the 1996 Annual
Report to Shareholders are first being sent to shareholders on approximately March 7, 1997.

Shareholder Proposals

     Any shareholder proposal to be considered for presentation at the 1998 Annual Meeting of Shareholders must be received by the Company at its executive offices on or before November 8, 1997, to be considered for inclusion in the Company's proxy materials under the rules of the Securities and Exchange Commission.

Revocability of Proxy

     Any shareholder giving a proxy has the power to revoke it at any time prior to the voting of the shares represented by the proxy, by either (1) filing with the Secretary of the Company at 400 West 48th Avenue, Denver, Colorado 80216, an instrument revoking the proxy or a duly executed proxy bearing a later date; or (2) attending the meeting and, after notifying the Secretary of the Company, voting the shares covered by the proxy in person.

     Officers and other employees of the Company, for no additional compensation, may solicit proxies by telephone or personal interview as well as by mail. The cost of soliciting proxies will be borne entirely by the Company.

     Only shareholders of record at the close of business on the record date, February 28, 1997, will be entitled to notice of and to vote at the Meeting. There were outstanding on the record date 9,073,520 shares of the Company's $.05 par value Common Stock ("Stock").

     Each share of Stock is entitled to one vote on each matter to come before the Meeting.  In the election of Directors, cumulative voting is not allowed.  Shares represented by all valid proxies will be voted in accordance with the instructions contained in the proxies.
In the absence of instructions, shares represented by valid proxies will be voted in accordance with the best judgment of the persons named in the solicited proxy.  Shares of the Company representing one-third of the votes entitled to be cast by all outstanding shares of Stock will constitute a quorum for the transaction of business at the Meeting.
The affirmative vote of the holders of shares of Stock representing a majority of the votes represented at the Meeting will be sufficient
for approval of the matters to come before the Meeting.   Abstentions
and broker non-votes are counted for purposes of determining the presence or absence of a quorum. Broker non-votes are not counted for purposes of determining whether a proposal has been approved. Since the affirmative vote of the holders of shares of Stock representing a majority of the votes represented at the meeting is required for approval of the matters to come before the meeting, abstentions will have the effect of a negative vote.

        VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Stock

    The following table sets forth information as of February 20, 1997, with respect to the beneficial ownership of VICORP's Stock by all persons known by the Company to be the beneficial owners of 5% or more of the outstanding shares, each director of the Company, each of the executive officers named in the Summary Compensation Table (see Compensation of Directors and Executive Officers) and all directors and executive officers of the Company as a group.

                     Name and                        Amount and
                    Address of                       Nature of
    Title of        Beneficial                       Beneficial        Percent
     Class            Owner                          Ownership         of Class
    --------        ----------                       ----------        --------

  Stock             First Manhattan Co.             1,154,995 <F1)       12.73%
  (par value $.05   437 Madison Avenue
  per share)        New York, NY  10022

                    Southeastern Asset                587,500 <F2>        6.47%
                       Management, Inc.
                    6075 Poplar Avenue, Suite 900
                    Memphis, TN  38119

                    Quaker Capital                    678,600 <F3>        7.48%
                       Management Corporation
                    1300 Arrott Building
                    401 Wood Street
                    Pittsburgh, PA  15222

                    The TCW Group, Inc.               532,300 <F4>        5.87%
                    865 South Figueroa Street
                    Los Angeles, CA  90017

                    Dimensional Fund Advisors,        474,800 <F5>        5.23%
                       Inc.
                    1299 Ocean Avenue, 11th Floor
                    Santa Monica, CA  90401

                    Carole Lewis Anderson              17,000 <F6>           *
                    3616 Reservoir Road NW
                    Washington, DC  20007

                    Bruce B. Brundage                  27,000 <F6>           *
                    5290 DTC Parkway
                    Suite 160
                    Englewood, CO  80111

                    James R. Burke                      7,000 <F6>           *
                    400 West 48th Avenue
                    Denver, CO  80216

                    Charles R. Frederickson           231,654 <F6>        2.51%
                    400 West 48th Avenue
                    Denver, CO  80216

                    John C. Hoyt                       57,868 <F6>           *
                    500 SE Sixth Street
                    Bartlesville,  OK 74003

                    J. Michael Jenkins                120,000 <F6>        1.31%
                    400 West 48th Avenue
                    Denver, CO  80216

                    Robert E. Kaltenbach               12,925 <F6>           *
                    400 West 48th Avenue
                    Denver, CO  80216

                    Robert T. Marto                    20,000 <F6>           *
                    White Plains Office Park
                    777 Westchester Avenue
                    White Plains, NY  10604

                    Dudley C. Mecum                    19,500 <F6>           *
                    33 Khakum Wood Road
                    Greenwich, CT  06831

                    Dennis B. Robertson                24,000 <F6>           *
                    1987 West 111th Street
                    Chicago, IL  60643

                    Arthur Zankel                     163,000 <F7>        1.82%
                    437 Madison Avenue
                    New York, NY  10022

                    All directors                     691,321            7.30%
                    and executive officers
                    as a group (14 persons
                    including those
                    named above)
_______________________

  * Percent of class is less than 1%

[FN]
  <F1> Of the 1,154,995 shares beneficially owned, the shareholder has sole voting power over 356,500 shares, shared voting power over 770,046 shares, sole dispositive power over 356,500 shares, and shared dispositive power over 798,495 shares. Arthur Zankel, a director of the Company, is a Co-Managing Partner of First Manhattan Co.

  <F2> Of the 587,500 shares beneficially owned, the shareholder has sole voting power over 281,000 shares, shared voting power over 290,000 shares, no voting power over 16,500 shares, sole dispositive power over 297,500 shares, and shared dispositive power over 290,000 shares.

  <F3> Of the 678,600 shares beneficially owned, the shareholder has sole voting power over 173,300 shares, shared voting power over 505,300 shares, sole dispositive power over 173,300 shares, and shared dispositive power over 505,300 shares.

  <F4> Of the 532,300 shares beneficially owned, the shareholder has sole voting and dispositive power over all 532,300 shares.

  <F5> Of the 474,800 shares beneficially owned, the shareholder has sole voting power over 329,500 shares, no shared voting power, sole dispositive power over 474,800 shares, and no shared dispositive power.

  <F6> Includes 16,000, 22,000, 7,000, 152,000, 20,000, 100,000,
       12,000, 20,000, 18,000, and 22,000 shares which Ms. Anderson,
       Messrs. Brundage, Burke, Frederickson, Hoyt, Jenkins, Kaltenbach, Marto, Mecum, and Robertson, respectively, have the right to purchase under options that are presently exercisable.

  <F7> Includes 142,000 shares owned directly by Mr. Zankel,
       22,000 shares which he has the right to purchase under options that are presently exercisable.

     VICORP is unaware of any arrangement which would at a subsequent date result in a change in the control of the Company.

                     ELECTION OF DIRECTORS

     Directors are to be elected to hold office until the next
Annual Meeting of Shareholders and until their successors shall be elected and shall qualify. Each of the persons nominated is currently a member of the Board of Directors.


          NOMINEES FOR ELECTION AT THE ANNUAL MEETING

                                                                Served as
                                                                a director
Name and Age                       Position                       since
------------                       --------                     ----------

Carole Lewis Anderson, 52      Director of the Company          April 1991

Bruce B. Brundage, 61          Director of the Company          August 1988

Charles R. Frederickson, 59    Chairman of the Board            June 1968

John C. Hoyt, 69               Director of the Company          October 1982

J. Michael Jenkins, 50         Director, Chief Executive        August 1994
                               Officer and President of the
                               Company

Robert T. Marto, 51            Director of the Company          August 1989

Dudley C. Mecum, 62            Director of the Company          December 1989

Dennis B. Robertson, 59        Director of the Company          August 1988

Hunter Yager, 67               Director of the Company          April 1996

Arthur Zankel, 64              Director of the Company          October 1988


     Carole Lewis Anderson, became a director in April 1991. Since June of 1995, she has been a principal of Suburban Capital Markets, Inc., a commercial real estate mortgage company. Prior to that time, she was the President of MASDUN Capital Advisors, a private investment banking company which engages in corporate and real estate finance. Ms. Anderson is also a director of AARP Cash Investment Funds and AARP Income Trust.

     Bruce B. Brundage became a director of the Company in August 1988. Since 1973, Mr. Brundage has been the President of Brundage & Company, a Denver-based company specializing in the private placement of long-term financing and the negotiation, appraisal and arrangement of mergers and acquisitions. Mr. Brundage is also a director of Black Hills Corporation.

     Charles R. Frederickson, a director of the Company since
1968, was appointed to the position of Chairman of the Board in November 1986.

     John C. Hoyt, a director since October 1982, has for more than the past five years been an officer, director and controlling shareholder of Midwest Pancake Houses, Inc., which is a Village Inn franchisee. See Certain Transactions.

     J. Michael Jenkins became a director of the Company and its Co-Chief Executive Officer and President in August 1994 and Chief Executive Officer in August 1996. Immediately prior to his joining the Company, he was the Chairman of the Board and Chief Executive Officer of El Chico Restaurants, Inc., positions which he held since February 1992. From May 1989 to February 1992 Mr. Jenkins served as President and Chief Executive Officer of Metromedia Steakhouses, Inc.

     Robert T. Marto, a director since August 1989, is currently President and Chief Executive Officer of White River Corporation. He served as Executive Vice President and Chief Financial Officer of Fund American Enterprises Holdings, Inc., and as President of its wholly owned subsidiary Fund American Enterprises, Inc. from 1990 to December 1993. Mr. Marto is a director of CCC Information Services, Inc., White River Corporation and Zurich Reinsurance Center Holdings, Inc.

     Dudley C. Mecum became a director in December 1989. In 1996 he retired from G.L. Ohrstrom & Company where he had been a partner since August 1989. Since his retirement, he has been the Chairman of Mecum Associates, Inc. Mr. Mecum is also a director of The Travelers Group, Lyondell Petrochemical Co., Dyncorp, Fingerhut Companies, Inc., Roper Industries, Inc., and Harrow Industries, Inc.

     Dennis B. Robertson became a director of the Company in August 1988. Mr. Robertson is currently the Chairman and Chief Executive Officer of DOCK'S Great Fish, Inc., which operates seafood restaurants. Prior to his appointment as Chairman, he was that company's President, a position he held since 1985.

     Hunter Yager became a director in April 1996. In 1985 he retired from Grey Advertising, Inc. where he was an Executive
Vice President. Since his retirement, he has been a private consultant in marketing and advertising.

     Arthur Zankel became a director of the Company in October 1988. He is currently the Co-Managing Partner of First Manhattan Co., a position which he has held since 1979. First Manhattan Co. is a money management firm. Mr. Zankel is also a director of Travelers Group, Fund American Enterprises Holdings, Inc., and Travelers/Aetna Casualty Property Corp.

     The Board of Directors, while not having a nominating committee, does have standing Audit and Compensation Committees. The Audit Committee met four times in fiscal 1996, and consisted of Ms. Anderson and Messrs. Brundage, Hoyt, Marto, Mecum, Robertson, Yager and Zankel. The functions of the Committee are to recommend to the Board of Directors the appointment of the Company's independent auditors, review the fee arrangements and scope of the annual audit, and consider the comments of the independent and internal auditors with respect to internal controls.

     The Compensation Committee, which also acts as the Regular Stock Option Committee for the Company's 1982 Stock Option Plan, was composed of Ms. Anderson and Messrs. Brundage, Marto, Mecum, Robertson, Yager and Zankel. That committee met four times during the last fiscal year. The Committee recommends to the Board of Directors officers' salaries, administers executive compensation plans, grants options, and approves bonuses for the Company's executive employees.

     During fiscal 1996, the Board of Directors met six times.
Each of the Directors attended at least 75% of the meetings of the Board of Directors and the committees of which that person was a member.

        COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary of Cash and Certain Other Compensation

     The following table discloses compensation received by the Company's Chief Executive Officer and named executive officers for the three fiscal years ended October 31, 1996.

                   Summary Compensation Table

                                                     Annual            Long Term
                                                   Compensation       Compensation
                                                   ------------       ------------
                                                           Other
                                                           annual      Securities
  Name and                                                 compen-     underlying    All other
  principal                      Salary          Bonus     sation      Options/     compensation
  position               Year     ($)             ($)       ($)         SARs (#)       ($)
  --------               ----     ---             ---       ---                        ---
Charles R.               1996    291,923                                              703 <F2>
 Frederickson <F1>       1995    300,000                                            3,398 <F2>
Chairman                 1994    297,115                                            4,717 <F7>

James R. Burke <F3>      1996    174,327                   4,094                      534
President/               1995    130,160         6,355    29,000                    2,558
Bakers Square            1994
Division

Nicholas S. Galanos <F4> 1996    200,000                                              245
Executive Vice           1995    148,462                                              177
President/Development    1994

J. Michael Jenkins <F5>  1996    350,000                                300,000       520
Chief Executive          1995    350,000                  46,910                      610
Officer and President    1994     55,192     1,000,000

Robert E. Kaltenbach     1996    175,000       100,000                                564 <F6>
President/Village Inn    1995    172,981        13,860                              3,238 <F6>
Division                 1994    143,192        26,950                              3,545 <F7>

---------------------------

<F1>  Mr. Frederickson served as a Co-Chief Executive Officer of the Company with J. Michael Jenkins until August 19, 1996, at which time he ceased serving in that capacity.

<F2>  The amount shown represents $3,000 and $335 paid as the
Company's matching contribution under its 401(k) plan and $398 and $368 paid by the Company for term life insurance premiums respectively for 1995 and 1996.

<F3>  Mr. Burke first became an executive officer of the Company during 1995. The amount reflected in the column captioned "Other Annual Compensation" represents the amount he was reimbursed by the Company for his expenses paid in 1995 and 1996 respectively in relocating to Denver. Under "All Other Compensation", the amount shown represents $2,388 and $335 paid as the Company's matching contribution under its 401(k) plan and $170 and $199 paid by the Company for term life insurance premiums respectively for 1995 and 1996.

<F4>  Mr. Galanos first became an executive officer of the Company during 1995.  The $177 and $245 payment reflected under "All
Other Compensation" represents the Company's payment for term life insurance premiums for 1995 and 1996 respectively.

<F5>  Mr. Jenkins first became an executive officer of the Company during 1994. See discussion of his employment contract under Employment Contracts and Termination of Employment and Change-of-Control Arrangements. The amount reflected in the column captioned "Other Annual Compensation" represents a reimbursement of moving expenses in conjunction with his relocation to Denver. Under "All Other Compensation", the amount shown represents the Company's payment for term life insurance premiums for 1995 and 1996 respectively.

<F6>  The amount shown represents $3,000 and $335 paid as the
Company's matching contribution under its 401(k) plan and $238 and $229 paid by the Company for term life insurance premiums respectively for 1995 and 1996. Mr. Kaltenbach first became an executive officer of the Company during 1994.

<F7>  The amounts shown represent $4,717 paid on behalf of Mr.
Frederickson; and $3,545 on behalf of Mr. Kaltenbach as the Company's matching contribution for the stated individuals to its 401(k) Plan.

              Option/SAR Grants in Last Fiscal Year

                                                                            Potential
                                                                            Realizable
                                                                             Value at
                                                                             Assumed
                   Individual Grants                                       Annual Rates
                -----------------------                                         of
                Number of     Percent of                                  Stock Price
                Securities   Total Options/                                Appreciation
                Underlying        SARs         Exercise                        for
                 Options/      Granted to         or                       Option Term
               SARs Granted   Employees in    Base Price  Expiration    ------------------
  Name             (#)        Fiscal Year       ($/Sh)       Date       5% ($)     10% ($)
  ----         ------------   ------------    ----------  ----------    ------     -------
  (a)              (b)            (c)            (d)         (e)         (f)         (g)

J. Michael      300,000<1>        60%           13.00      8/20/06      2,452,689  6,215,596
Jenkins

---------------

<F1> The stated options vest in 100,000 share increments on August
19, 1996, and October 1, 1999 and 2002.


   Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal
            Year-End Option/SAR Values

     The following table provides information on option/SAR exercises in fiscal 1996 by the named executive officers and the value of such officers' unexercised options/SARs at October 31, 1996.

                                                                                Value of
                                                       Number of             Unexercised In-
                                                      Unexercised               the-Money
                                                    Options/SARs at          Options/SARs at
                                                    Fiscal Year End          Fiscal Year End
                           Shares                         (#)                      ($)
                        Acquired on    Value              ---                      ---
                         Exercise     realized       Exercisable/             Exercisable/
    Name                    (#)         ($)          unexercisable            unexercisable
    ----                -----------   --------       -------------            -------------

Charles R. Frederickson                                152,000/0                899,500/0

J. Michael Jenkins                                  100,000/200,000          150,000/300,000

James R. Burke                                           7,000/0                   0/0

Nicholas S. Galanos                                        0/0                     0/0

Robert E. Kaltenbach                                    12,000/0                 24,000/0


                                 Ten-Year Option Repricings

                         Securities       Market           Exercise                   Length of
                         Underlying      Price of          Price at                   Original
                         Number of       Stock at           Time of                  Option Term
                          Options/       Time of           Repricing                 Remaining at
                            SARs        Repricing or           or          New           Date of
                         Repriced or     Amendment         Amendment     Exercise    Repricing or
  Name         Date      Amended (#)        ($)               ($)        Price ($)    Amendment
  ----         ----      -----------    ------------       ---------     ---------   ------------
  (a)          (b)           (c)            (d)               (e)           (f)          (g)

J. Michael   August 19,    300,000         13.00            15.00 to       13.00        8 years
 Jenkins,       1996                                         30.17                       and 6
  CEO/                                                                                   weeks
President


     The Committee determined that the grant of the new stock options to Mr. Jenkins (in consideration for the cancellation of existing options) was in the Company's best interest. In the Committee's view, the higher exercise prices of the former options, plus the delayed vesting of those options provided less direct and immediate incentive to Mr. Jenkins than the new grant. By issuing new options with faster vesting, Mr. Jenkins was given a further incentive to improve Company performance. The repriced options were at market value, and one-third of them vested immediately. The extension of the vesting of the final one-third of the options from October 1999 to October 2002 was also seen as a benefit to the Company.

     The members of the Compensation Committee for fiscal 1996 were:

               Dennis B. Robertson, Chairman
               Carole Lewis Anderson
               Bruce B. Brundage
               Robert T. Marto
               Dudley C. Mecum
               Hunter Yager
               Arthur Zankel


Compensation Committee Interlocks and Insider Participation in
Compensation Decisions

     The members of the Compensation Committee for fiscal 1996 were Carole Lewis Anderson, Bruce B. Brundage, Robert T. Marto, Dudley
C. Mecum, Dennis B. Robertson, Hunter Yager, and Arthur Zankel.


Employment Contracts and Termination of Employment and Change-of-
Control Arrangements

     In August 1994, Mr. Jenkins entered into a five-year employment agreement. Under that agreement, Mr. Jenkins received a $1 million cash payment upon the execution of the contract and is to receive a base salary of $350,000 per year for the first three years and $450,000 per year for the final two years of the agreement's term. During the term of the employment agreement, he is entitled to earn annual bonuses, not to exceed a cumulative total of $4 million through fiscal year 1999. For the Company's 1995, 1996 and 1997 fiscal years, his annual bonuses, if any, will be 20% of the amount by which the Company's earnings before interest, taxes and the bonus itself exceed $25 million, and for fiscal years 1998 and 1999, 20% of the amount by which such earnings exceed $32 million. In no event, however, shall the cumulative bonus paid exceed $4 million over the term of the contract or, except in the last year of the agreement, $1.5 million in any one year.

     Simultaneously with the execution of the employment agreement, and as a part of it, Mr. Jenkins was granted the option to purchase a total of 300,000 shares of the Company's common stock at prices ranging from $15.00 to $30.17 per share. The options were to vest on October 1, 1999, and were exercisable until October 1, 2004. In the event Mr. Jenkins died, became permanently disabled, resigned on Just Grounds or was terminated other than for Just Cause, the vesting was to have accelerated in 50,000 share increments on September 1, 1994 and on October 1, 1995 and each year thereafter through October 1, 1999.

     On August 19, 1996, Mr. Jenkins surrendered, and the Company canceled, the described options in exchange for the grant of new options to purchase a total of 300,000 shares of the Company's common stock at an exercise price of $13.00 per share. The options vest in 100,000 share increments on August 19, 1996, October 1, 1999, and October 1, 2002 and are exercisable until August 20, 2006. In the event Mr. Jenkins dies, becomes permanently disabled, resigns on Just Grounds or is terminated other than for Just Cause, the vesting accelerates in 50,000 share increments on October 1, 1996 and each year thereafter through October 1, 1999.

     In the event the Board of Directors terminates Mr. Jenkins without Just Cause or if he terminates his employment with Just Grounds, the agreement provides that he is to receive the greatest of (i) two times his then current base salary, (ii) $2 million, less the amount of any bonus previously paid or (iii) any amount accrued but unpaid from bonuses in prior years in excess of $1.5 million but in no event to exceed $4 million.

     If there is a change in control (any person becomes the beneficial owner of 50% or more of the combined voting power of the Company's outstanding securities; a majority of the members of the Board of Directors changes in any period of 12 months, unless the nomination and election of each new director was approved by a vote of at least a majority of the directors then still in office and who were directors at the beginning of the period or any person acquires gross assets of the Company that have an aggregate fair market value of 50% or more of the fair market value of all the Company's gross assets immediately prior to such acquisition) and Mr. Jenkins is terminated within 180 days thereafter, he shall receive the greater of two times his then current salary or $4 million, less the amount of any bonus previously paid to him.

     In addition to the above, the employment agreement provides
Mr. Jenkins life, health, hospitalization, disability, vacation and other benefits consistent with those provided to other
Company officers.

     Mr. Galanos executed an employment agreement of undefined term with the Company in February 1995. Under that agreement, Mr. Galanos is to receive a base salary of $200,000 per year and is eligible to earn an annual bonus equal to 10% of the divisional operating income of the Company's Angel's restaurant
division.   Divisional operating income is defined as the amount
of store operating profit minus divisional overhead expenses. In no event shall the bonus exceed, on a cumulative basis, $2.5 million over the Company's 1995 through 1999 fiscal years.

     Should the Company terminate Mr. Galanos without just cause, the agreement provides he will be entitled to severance equal to one year's base salary, plus benefits for up to the earlier of 12 months or until he secures another position which includes benefits.

     Finally, the agreement provides Mr. Galanos benefits consistent with those provided to other Company officers.

    Certain employees of the Company, including Messrs. Burke and Kaltenbach, have entered into employment severance agreements with the Company. The term of those agreements expires December 31 of each year; however, they are extended automatically on January 1 of each year, unless ninety days' notice of non-renewal is given by either party. The severance agreement provides that, in the event a covered employee is terminated within one year following a change of control in the Company, the terminated employee will be entitled to the following described payments as applicable. If the employee's termination is by reason of death, disability, retirement or is a voluntary action on the part of the employee, the Company is required to pay the employee all earned, but unpaid, compensation to the date of termination. If the employee is terminated for cause, as defined in the agreement, the Company is required to pay the employee his base salary through the date of termination. If the employee's termination is for reasons other than those specified above, the employee is entitled to all compensation earned and unpaid as of the date of termination; a lump sum cash payment equal to one and one-half times the employee's annual base salary; one year's life, health, hospitalization, dental and disability benefits consistent with those provided by the Company prior to termination; and the right to immediately exercise any granted
stock options.   Under the severance agreements, a change of
control is defined as a change in beneficial ownership of 50% or more of the combined voting power of the Company; the first purchase of stock in a non-Company sponsored tender or exchange offer; or upon shareholder approval of certain merger consolidations, sales or disposition of substantially all of the Company's assets, a plan of liquidation; or a change in at least two-thirds of the members of the Board absent approval of the then existing Board members.

     In April 1989, Mr. Frederickson entered into an employment severance agreement with the Company. The terms of that agreement are substantially the same as described above for other Company employees except (i) if termination is for reasons other than cause, disability, retirement or by the voluntary action of the employee, the lump sum cash payment shall be equal to two and three-quarters times his annual base salary plus the amount equal to the bonus compensation to which he was entitled during the most recent fiscal year in which he earned a bonus; and (ii) if he becomes employed within one year after termination, he shall repay to the Company any cash compensation actually received by him as a result of such employment during the one-year period up to a specified amount.


              Report of the Compensation Committee

     This report discusses the manner in which base salaries, incentive compensation and stock option grants for the Company's Chief Executive Officers and other executives named in the Summary Compensation Table were determined for the 1996 fiscal year.

     The Company's compensation policies for the stated individuals are administered by the Compensation Committee of the Board of Directors, all members of which are outside directors. The compensation policies are intended to enhance the financial performance of the Company by aligning the financial interest of the Company's executives with those of its stockholders. The Committee believes that the most effective executive compensation program is one which serves to attract and retain talented individuals who are incented to achieve both current and long-term management goals toward the end of enhancing stockholder value.

     The primary components of executive compensation are base salary, cash bonus and longer-term incentives in the form of stock option grants.


Base Salaries:

      The base salaries, which were in the median range of the companies included in the survey described below, of Mr. Frederickson and each of the Named Executives with the exception of Mr. Jenkins for the 1996 fiscal year, were determined by the Compensation Committee in December 1995. In making its determinations, the Committee reviewed the information contained in the 1995 Chain Restaurant Compensation Association Survey and evaluated the competitiveness of the entire compensation package.

     The independently conducted Chain Restaurant Compensation Association Survey was deemed to be an appropriate indicator of the competitiveness of the Company's salaries when compared with other restaurant companies because of the number and nature of companies participating. In excess of sixty companies participated representing both publicly and privately owned businesses in various segments of the restaurant industry. Included with that representation were the restaurant companies on the Dow Jones Entertainment & Leisure - Restaurant Index.

     Mr. Jenkins' compensation is governed by the terms of his employment agreement with the Company, which was approved by the Board of Directors when it was executed in 1994. See Executive Contracts and Termination of Employment and Change-of-Control Arrangements for a detailed discussion of Mr. Jenkins' employment agreement.


Bonus Program:

     In December 1994, the Compensation Committee approved a bonus program which was predicated upon achievement of overall Company performance against a set baseline of the Company's earnings before interest and taxes as computed in accordance with generally accepted accounting principles. The measure of earnings before interest and taxes and the baseline that was established (which was a substantial earnings increase over the previous year) were selected by the Committee as being appropriate because of their direct relationship to shareholder interest. That program applied to each of the Company's executives for fiscal 1996, except Mr. Jenkins (whose bonus compensation is governed by his employment contract), and the Presidents of the operating divisions. The Company failed to meet the earnings target and accordingly no bonus was paid to any executive under that program for fiscal 1996. Additionally, no bonus was paid to Mr. Jenkins because the performance targets set forth in his employment contract were not met.

     With respect to the 1996 bonus program for Presidents of the Company's operating divisions, in December 1995 the Compensation Committee approved a bonus program for those individuals which was predicated upon improvement in store operating profits (restaurant results excluding corporate overhead) over the preceding year in their respective divisions. That measure was selected because of its focus on increasing profits and was directly tied to their areas of control and responsibility. The President of the Village Inn Division, after meeting his target, was paid a bonus. The Bakers Square Division failed to meet the target and accordingly no bonus was paid to its President.


1996 Stock Options:

     In connection with their initial employment in 1996, two of the Company's executive officers were granted stock options. One of those executives is no longer employed with the Company. The remaining individual, the Company's Chief Financial Officer, was granted the option to purchase 100,000 shares of the Company's common stock at $11.50, the fair market value on the date of
grant.   The options vest in 25,000 share increments on September
1 of each year beginning in 1997. The Committee issued the options based on an evaluation of the executives'levels of responsibility for and their potential contribution to the Company's operating results and to provide them with significant long-term incentives to enhance stockholder value. Additionally, the options previously granted to Mr. Jenkins were repriced in 1996. For the specifics concerning that repricing, see "Compensation of Directors and Executive Offices - Ten Year Options Repricing". The shares issued in 1996 are generally in line with levels granted to similar executives at other restaurant companies reviewed in the stated compensation survey.


Deductibility of Compensation:

     The Compensation Committee has considered the potential impact of Section 162(m) (the "Section") of the Internal Revenue
Code adopted under the federal Revenue Reconciliation Act of 1993. The Section disallows a tax deduction for any publicly-held company for individual compensation exceeding $1 million in any tax year for any of the named executive officers, unless the compensation is performance-based. The Company intends to structure its compensation plans to achieve maximum deductibility under the Section with minimal sacrifices in flexibility and Company objectives. The Compensation Committee will consider the deductibility of compensation payments in connection with future compensation arrangements with the named executive officers, but deductibility will not be the sole factor used by the Compensation Committee in determining appropriate levels or types of compensation. If, in the judgment of the Compensation Committee, the benefits of a compensation package that does not satisfy the requirements of the Section outweigh the costs to the Company of a failure to comply with the Section, the Compensation Committee may adopt compensation arrangements in the future under which payments are not deductible under the Section.

Compensation Committee Members:

      This report is submitted by the members of the Compensation
Committee of the Board of Directors:

               Dennis B. Robertson, Chairman
               Carole Lewis Anderson
               Bruce B. Brundage
               Robert T. Marto
               Dudley C. Mecum
               Hunter Yager
               Arthur Zankel

Directors' Compensation:

     Non-employee directors are compensated for their services at the rate of $2,000 per fiscal quarter, plus $1,000 per day for services rendered, and reimbursement of actual expenses incurred. Each non-employee director is also granted options to purchase shares of the Company's Stock pursuant to the terms of its 1983 Non-Qualified Stock Option Plan ("1983 Plan"). The 1983 Plan, which is mandatory in its operation, provides that each non-employee director when first elected to the Board is granted an option to purchase 10,000 shares of the Company's Stock, which vest 4,000, 4,000, and 2,000 shares over the ensuing three years. Upon a director's election for the fourth consecutive term and each year thereafter, the director is granted an additional 2,000
shares.   All options granted under the 1983 Plan are at 100% of
the fair market value of the Company's Common Stock on the date of grant.

                       PERFORMANCE GRAPH

    The following performance graph reflects percentage change in the Company's cumulative total shareholder return on common stock as compared with the cumulative total return of the Dow Jones Equity Market Index and the Dow Jones Entertainment & Leisure - Restaurant Index.

                                 1991    1992    1993    1994    1995    1996
                                 ----    ----    ----    ----    ----    ----

VICORP Restaurants, Inc.        100.00  105.33   98.22   79.29   52.07   68.64
Dow Jones Restaurant Index      100.00  126.95  164.05  154.76  204.51  224.23
Dow Jones Equity Market Index   100.00  112.02  130.33  135.22  171.23  213.19


                      CERTAIN TRANSACTIONS

     John C. Hoyt, a director of the Company, and members of his family are the principal shareholders of Midwest Pancake Houses,
Inc. ("MPH").   MPH has been a franchisee of the Company since
1970 and currently operates six Village Inn Restaurants in Oklahoma. MPH paid an initial franchise fee of $1,000 each for the operating units and pays franchise service fees equal to 2% of gross sales at each of those locations. Total franchise service fees paid by MPH in fiscal 1996 were $129,532. MPH additionally was indebted to the Company on its open account. The largest aggregate amount outstanding on that open account at any time during fiscal 1996 was $10,918. As of February 20, 1997, MPH's open account was current.

     MPH is also the managing partner for a franchised Village Inn Restaurant located in New Mexico. In fiscal 1996 the franchisee, 3155 Associates Limited Partnership ("3155"), paid franchise service fees (4% of gross sales at that location) in the amount of $60,780.  It was also indebted to the Company on its open
account.   The largest aggregate amount outstanding on that open
account at any time during fiscal 1996 was $15,377. As of February 20, 1997, 3155's open account was current.

Ratification of Certain Transactions

     The transactions described in the foregoing discussion have been approved or ratified by the unanimous vote of those directors having no interest in those transactions. The Company believes that the terms of those transactions are no less favorable to the Company than those that could have been obtained from independent third parties.

Section 16(a) Beneficial Ownership Reporting Compliance

     Based solely on a review of the written representation of the Company's directors and executive officers and copies of the reports they have filed with the Securities and Exchange
Commission, the Company believes that all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent (10%) beneficial owners were followed, with the exception of Carole Lewis Anderson's filing of a Form 4 dated April 12, 1996, was filed two days late with respect to her purchase of Company stock on March 13, 1996.

        RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen LLP served as the Company's independent accountants for the year ended October 31, 1996. The Board of Directors has selected Arthur Andersen LLP to serve as the Company's independent accountants for fiscal 1997. Representatives of Arthur Anderson LLP are not expected to be present at the meeting and, accordingly, they will not make a statement or be available to respond to questions.

                    VICORP RESTAURANTS, INC.
                  EMPLOYEE STOCK PURCHASE PLAN

     There will be presented to the shareholders a proposal to approve the VICORP Restaurants, Inc. Employee Stock Purchase Plan ("ESSP"), which provides for the sale of up to 500,000 shares of the Company's Common Stock at a discount to eligible employees of the Company. The ESSP as adopted by the Board of Directors is subject to shareholder approval at the Meeting. Approval of the ESSP requires the affirmative vote of a majority of the outstanding shares of the Company's Common Stock that are entitled to be voted at the Meeting. A copy of the ESSP is included in this Proxy Statement as Appendix A, and the following summary is qualified by reference to the ESSP in its entirety.

     The purpose of the ESSP is to provide eligible employees of the Company with a voluntary means to acquire an equity interest in VICORP through regular payroll deductions. The ESSP provides that any employee of the Company who has completed 12 months of employment (full or part time) but owns less than 5% of the Company (including unexercised stock options) may elect quarterly to have amounts deducted from the employee's after-tax pay up to a maximum of $25,000 of the value of the Company's Common Stock in the applicable calendar year. Those amounts are used quarterly to purchase from the Company its Common Stock at a
discount from market value on the date of purchase.   The
discount, which may be modified by the Committee that administers the plan, may not exceed 15%, the current discount.

      Employees are offered the opportunity to enroll in the plan each calendar quarter. Once enrolled, the employee's participation carries forward without change indefinitely until the employee changes the participation at a later enrollment period.

     VICORP intends for the ESSP to provide a long-term investment arrangement for employees. As a result, it requires that employees hold the stock purchased through the plan for two years from the date of purchase. During the two-year holding period, the stock may not be sold or transferred.

     The number of shares issuable under the ESSP will be subject to adjustment in the case of stock splits, combinations, reorganization, and similar events. The Company will pay all fees and charges related to the purchase of the stock through the ESSP. The employee will be responsible for all fees and charges related to the sale of such stock.

     The ESSP is administered by the Board of Directors which has the right to amend it. Smith Barney, Inc. has been designated as the broker and record keeper of the plan.

     The ESSP is intended to qualify under Section 423 of the Internal Revenue Code. As a result, the employee will pay no income tax on the amount of the discount applied for the purchase of the stock, if the employee complies with the holding period. Upon the disposition of the stock after the holding period, the employee will generally have ordinary income equal to the excess of the fair market value of the stock on the date it was purchased over the purchase price and capital gain equal to the excess of the sale proceeds over the employee's basis. VICORP may not deduct the difference between the fair market value of the stock and the discounted purchase price, unless the stock is disposed of in a disqualifying disposition (in which case, VICORP is entitled to a deduction equal to the amount the employee recognizes as ordinary income).

     On October 31, 1996 there were 553 employees participating in ESSP, none of which were executive officers. A total of $10, 367 had been contributed and no shares had issued.


                         OTHER MATTERS

     The Company knows of no other matters to be brought before the Meeting; if other matters properly come before the Meeting, it is the intention of the persons named in the solicited proxy to vote such proxy in accordance with their judgment.


            ANNUAL REPORTS AND FINANCIAL INFORMATION

     A copy of the Company's Annual Report to Shareholders for the fiscal year ended October 31, 1996, is being mailed with this Proxy Statement to each shareholder of record as of February 28, 1997.

     THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FILED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION TO ANY PERSON REQUESTING A COPY IN WRITING AND STATING THAT HE/SHE WAS THE BENEFICIAL OWNER OF SHARES OF STOCK OF THE COMPANY ON FEBRUARY 28, 1997. REQUESTS AND INQUIRIES SHOULD BE ADDRESSED TO:

                         Stanley Ereckson, Jr., Secretary
                         VICORP Restaurants, Inc.
                         400 West 48th Avenue
                         Denver, Colorado 80216
                         Fax (303) 672-2668

     Neither the Company's Annual Report to Shareholders nor the
Form 10-K is to be regarded as proxy soliciting material or as a communication by means of which a solicitation is to be made.

                         By Order of the Board of Directors


                         Stanley Ereckson, Jr.
                         Secretary

Dated:  March 7, 1997.


                    VICORP RESTAURANTS, INC.

                  EMPLOYEE STOCK PURCHASE PLAN


                            ARTICLE 1

                             PURPOSE

     1.1 PURPOSE. The VICORP Restaurants, Inc. Employee Stock Purchase Plan (the "Plan") is intended to provide a method whereby employees of VICORP Restaurants, Inc. and its subsidiary corporations (hereinafter referred to, unless the context otherwise requires, as the "Company") will have an opportunity to acquire an equity interest in the Company through the purchase of shares of the Common Stock, $.05 par value per share, of the Company ("VICORP Stock"). It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of Code Section 423.

     1.2  EFFECTIVE DATE.  The Effective Date of this Plan is October 1, 1996.

     1.3  TERM OF PLAN.  The Plan will remain in effect until September 30,
2001.


                            ARTICLE 2

                           DEFINITIONS

     2.1 ADMINISTRATOR. "Administrator" shall mean the person appointed by the Committee to perform the duties delegated to the Administrator under this Plan. The initial Administrator will be Smith Barney, Inc.

     2.2  BASE PAY.  "Base Pay" shall mean regular base wages
(which includes pay for overtime, holidays, vacation and sick days, and bonuses), but excluding commissions, other special or incentive payments, moving expense reimbursements, and disability pay.

     2.3  COMMITTEE.  "Committee" shall mean the individuals described in
Article 10.

     2.4 EMPLOYEE. "Employee" means any person who is employed on a full-time or part-time basis by the Company.

     2.5 HOLDING PERIOD. "Holding Period" means the period during which the Committee, in its sole discretion, has imposed restrictions on the sale, transfer, or other disposition of VICORP Stock purchased under this Plan. The initial Holding Period for the VICORP Stock will be two years from the date the VICORP Stock is purchased under this Plan. This Holding Period will be applicable to all VICORP Stock purchased under this Plan from the Effective Date until the Committee determines otherwise.

     2.6 SUBSIDIARY CORPORATION. "Subsidiary Corporation" shall mean any present or future corporation which (a) would be a "subsidiary corporation" of VICORP Restaurants, Inc. as that term is defined in Code
Section 424, and (b) is designated as a participating employer in the Plan by the Committee.


                            ARTICLE 3

                  ELIGIBILITY AND PARTICIPATION

     3.1 INITIAL ELIGIBILITY. Any employee who has completed twelve (12) months of employment with the Company and who is employed by the Company on the date of his or her commencement of participation in the Plan shall be eligible to participate in Offerings under the Plan which commence on or after such twelve-month period has concluded; provided, however, that signed participation forms are received in the Benefits Department no later than the day before the Offering Commencement Date of the Offering in which the employee elects to participate.

     3.2 ELIGIBILITY UPON REEMPLOYMENT. Any employee who has completed the twelve (12) months of employment with the Company required under Section 3.1, who terminates employment with the Company, and who subsequently becomes reemployed with the Company, shall be eligible to participate in Offerings under the Plan which commence on or after such reemployment date.

     3.3 LEAVE OF ABSENCE. Solely for purposes of participation in the Plan, a person on leave of absence shall be deemed to be an employee for the first 180 days of such leave of absence and such employee's employment shall be deemed to have terminated at the close of business on the 180th day of such leave of absence unless such employee shall have returned to regular full-time or part-time employment (as the case may be) prior to the close of business on such 180th day. If an employee's leave of absence is terminated for any reason (except for the employee's return to full or part time employment with the Company), then such employee's participation in this Plan and right to exercise options under the Plan shall terminate as of the date the leave of absence is terminated.

     3.4 RESTRICTIONS ON PARTICIPATION. Notwithstanding any contrary provision of the Plan, no employee shall be granted an option to participate in the Plan:

          (a) if, immediately after the grant, such employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company (for purposes of this paragraph, the rules of Code Section 424(d) shall apply in determining the stock ownership of any employee). For purposes of this paragraph (a), the Market Value of the stock on the Offering Commencement Date will be used to determine an employee's ownership; or

          (b) which permits his or her rights to purchase VICORP Stock under all employee stock purchase plans of the Company to accrue at a rate which exceeds $25,000 in fair market value of the VICORP Stock (determined at the time such option is granted) for any calendar year.

     3.5 COMMENCEMENT OF PARTICIPATION. An eligible employee may become a participant by completing an authorization for a payroll deduction on the form provided by the Company (the
"Enrollment Form") and filing the Enrollment Form with the Benefits Department on or before the date set by the Committee, which date shall be prior to the Offering Commencement Date for the Offering (as such terms are defined below). Upon delivery of the Enrollment Form to the Benefits Department, payroll deductions for the participant shall commence on the first Payroll Date immediately following the Offering Commencement Date for which the employee's Enrollment Form is effective. An employee's Enrollment Form shall be effective as of the quarterly Offering Commencement
Date specified by the employee, and for all subsequent Offerings unless the employee terminates his or her Enrollment Form as provided in Article 8. The Payroll Date is the last day of any payroll period.


                            ARTICLE 4

                            OFFERINGS

     4.1 OFFERINGS. The Plan shall be implemented by quarterly offerings of VICORP Stock (the "Offerings"), with each Offering consisting of one three-month period. The first Offering will commence on October 1, 1996, and subsequent Offerings will commence on the next following January 1, April 1, July 1, and October 1 until the final Offering commences on July 1, 2001. As used in the Plan, "Offering Commencement Date" means the first day of an Offering and "Offering Termination Date" means the last day of an Offering.

     4.2  MAXIMUM NUMBER OF SHARES AVAILABLE TO PARTICIPANTS.
Not less than fifteen (15) days prior to any Offering Commencement
Date, the Board may, in its sole discretion, set a maximum number of shares which may be purchased by any participant for such Offering (the "Maximum Share Amount"). Initially, there shall be no Maximum
Share Amount (except as provided under Section 3.4(b)). If a Maximum Share Amount is set, then all participants must be notified of such Maximum Share Amount no less than five (5) days prior to the Offering Commencement Date on which such Maximum Share Amount first is applicable. Once a Maximum Share Amount is set, such Maximum Share Amount shall continue to apply with respect to all succeeding Offerings unless revised by the Board as set forth above.

                            ARTICLE 5

                       PAYROLL DEDUCTIONS

     5.1 AMOUNT OF DEDUCTION. The participant's Enrollment Form shall designate, in even percentages or dollar amounts, the amount the participant elects to have deducted from his or her pay on each Payroll Date during the time he or she is a participant in an Offering and such designation shall be based on the participant's Base Pay in effect at the Offering Commencement Date of such Offering. The minimum amount which a participant may elect to have deducted from his or her Base Pay is $2.00 for each Payroll Date.

     5.2 PARTICIPANT'S ACCOUNT. All payroll deductions made for a participant shall be credited to the participant's account under the Plan. A participant may not make any separate cash payment into such account except when on leave of absence and then only as provided in Section 5.4.

     5.3 CHANGES IN PAYROLL DEDUCTIONS. A participant may discontinue his or her participation in the Plan as provided in
Article 8, but no other change can be made during an Offering and, specifically, a participant may not alter the amount of his or her payroll deductions for that Offering.

     5.4 LEAVE OF ABSENCE. If a participant goes on a leave of absence, such participant shall have the right to elect: (a) to withdraw the balance in his or her account pursuant to Section 8.1, or (b) to discontinue contributions to the Plan but remain a participant in the Plan, or remain a participant in the Plan during such leave of absence, authorizing deductions to be made from payments by the Company to the participant during such leave of absence and undertaking to make cash payments to the Plan at the end of each payroll period to the extent that amounts payable by the Company to such participant are insufficient to meet such participant's authorized Plan deductions.


                            ARTICLE 6

                       GRANTING OF OPTION

     6.1 MAXIMUM NUMBER OF OPTION SHARES. On the Commencement Date of each Offering, a participating employee shall be deemed to have been granted an option to purchase a maximum number of shares of VICORP Stock equal to an amount determined as follows: an amount equal to (a) the sum of the employee's Base Pay which the employee has elected to have withheld during any Offering, divided by (b) the Option Price.

     6.2  MARKET VALUE.  The Market Value of a share of VICORP
Stock shall be the closing price of the VICORP Stock on the Offering Termination Date (or on the first business day following the Offering Termination Date if the Offering Termination Date is not a business day) or the next following business day on which trading occurred on the NASDAQ National Market System. If the VICORP Stock is not traded on the NASDAQ National Market System, the Market Value will be the average of the bid and ask prices for the VICORP Stock as reported on the NASDAQ over-the-counter quotation system on the Offering Termination Date (or on the first business day following the Offering Termination Date if the Offering Termination Date is not a business day). If the VICORP Stock is not so quoted or listed, the Market Value will be the fair market value of the VICORP Stock on such determination date, as determined on such basis as shall be established or specified for the purpose by the Committee.

     6.3 DISCOUNT RATE. The Discount Rate is the amount, determined by the Committee in its discretion, of the discount to be applied to the Market Value to determine the Option Price for the purchase of a share of VICORP Stock. The Discount Rate for any Offering shall be determined by the Committee prior to the Offering Commencement Date and shall not be more than 15% off the Market Value of a share of VICORP Stock. Initially, the Discount Rate will be 15% off the Market Value of a share of VICORP Stock and such Discount Rate will remain in effect until the Committee revises the Discount Rate as provided in this Section.

     6.4  OPTION PRICE.  The option price of a share of VICORP
Stock purchased with payroll deductions made during any Offering shall be the Market Value of a share of VICORP Stock reduced by the Discount Rate.


                            ARTICLE 7

                       EXERCISE OF OPTION

     7.1 AUTOMATIC EXERCISE. Except as provided in Section 8.1, the participant's option for the purchase of VICORP Stock with payroll deductions made during any Offering shall be deemed to have been exercised automatically on the Offering Termination
Date applicable to such Offering, for the purchase of the number of shares (including fractional interests in shares) of VICORP
Stock which the accumulated payroll deductions in the participant's account at that time shall purchase at the applicable Option Price (but not in excess of the number of shares for which options have been granted to the employee pursuant to Section 6.1). No fractional shares of VICORP Stock will be issued by VICORP.

     7.2 TRANSFERABILITY OF OPTION. During a participant's lifetime, options held by such participant shall be exercisable only by that participant.

     7.3 PARTICIPANT'S OWNERSHIP OF VICORP STOCK AFTER EXERCISE. Except as provided in Section 7.5 with respect to the Holding Period applicable to the VICORP Stock acquired under this Plan, after the automatic exercise of the participant's option for any Offering, as described in Section 7.1, the participant will have full ownership rights in the full shares of VICORP Stock purchased with the participant's payroll deductions made during the Offering and to a fractional interest in any shares of VICORP Stock to the extent such participant's payroll deduction amount results in the purchase of less than a full share of VICORP Stock. Upon the participant's election after the expiration of the Holding Period to receive his or her entire VICORP Stock account held by the Administrator, the participant will receive certificates for the full shares of VICORP Stock and a single cash payment for the participant's fractional interest in any share of VICORP Stock equal to the participant's fractional interest multiplied by the Market Value of the VICORP Stock on the date the Administrator transfers such stock certificates to the participant.

     7.4 ADMINISTRATOR TO HOLD STOCK. The certificates representing the whole shares of VICORP Stock purchased upon the exercise of the participant's option and the participant's fractional interest in any share of VICORP Stock shall be held by the Administrator during any Holding Period imposed by the Committee.

     7.5 HOLDING PERIODS FOR STOCK. In order to qualify for favorable tax treatment under Code Section 423, the participant must hold the VICORP Stock obtained in any Offering until the date which is later of (a) two years after the Offering
Commencement Date applicable to such Offering, or (b) one year after the date the VICORP Stock subject to such Offering is purchased. In addition, except as provided in Section 11.1 for a deceased participant, the VICORP Stock may not be sold, transferred, or otherwise disposed of prior to the expiration of the Holding Period. Initially, the Holding Period for the VICORP Stock will be two years from the date the VICORP Stock is purchased under the Plan. Any attempt to sell, transfer, or otherwise dispose of such shares of VICORP Stock during the Holding Period will be void and of no force and effect. This Holding Period will remain in effect until such time as the Committee determines otherwise.


                            ARTICLE 8

                           WITHDRAWAL

     8.1  WITHDRAWAL OF ACCOUNT UPON TERMINATION OF EMPLOYMENT OR DEATH.
Upon termination of the participant's employment (including a termination because of the participant's death), the participant (or, if applicable, the participant's beneficiary as defined in Section 11.1) shall receive all of the payroll deductions credited to the participant's account under the Plan as of such termination date.

     8.2 EFFECT ON SUBSEQUENT PARTICIPATION. A participant's withdrawal from any Offering shall not have any effect upon the participant's eligibility to participate in any succeeding Offering or in any similar plan that hereafter may be adopted by the Company if such participant becomes reemployed by the Company.

     8.3 NO INTEREST TO BE PAID. No interest shall be paid or allowed on any money paid into the Plan or credited to the account of any participant employee.

     8.4 LEAVE OF ABSENCE. A Participant on leave of absence shall, subject to the election made by such Participant pursuant to Section 5.4, continue to be a participant in the Plan so long as such participant is on continuous leave of absence. A participant who has been on leave of absence for more than 180 days shall not be entitled to participate in any Offering commencing after the 180th day of such leave of absence. Notwithstanding any other provision of the Plan, unless a participant on leave of absence returns to regular full time or part time employment with the Company at the earlier of: (a) the termination of such leave of absence or (b) the date after the 180th day of such leave of absence, such participant's participation in the Plan shall terminate on whichever of such dates first occurs.


                            ARTICLE 9

                     STOCK ISSUED UNDER PLAN

     9.1 MAXIMUM SHARES. The maximum number of shares of VICORP Stock which shall be issued under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in
Section 11.4, shall be 500,000 shares. All unissued shares from prior Offerings, whether offered or not, will be available for issuance in subsequent Offerings. If the total number of shares for which options are exercised on any Offering Termination Date in accordance with Article 7 exceeds the maximum number of shares for the applicable Offering, the Company shall make a pro rata allocation of the shares available for delivery and distribution in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of payroll deductions credited to the account of each participant under the Plan shall be returned to him or her as promptly as possible.

     9.2 PARTICIPANT'S INTEREST IN OPTION STOCK. The participant shall have no interest in VICORP Stock covered by his or her option until such option has been exercised.

     9.3 REGISTRATION OF STOCK. Any shares of VICORP Stock purchased under the Plan, whether such VICORP Stock is held by the Administrator of the Plan or delivered to a participant upon request under the Plan, shall be registered in the name of the participant.

     9.4 RESTRICTIONS ON EXERCISE. The Board of Directors may, in its discretion, require as conditions to the exercise of any option that the shares of VICORP Stock reserved for issuance upon the exercise of the option shall have been duly listed, upon official notice of issuance, upon a stock exchange, and that either:

          (a) Registration Statement under the Securities Act of 1933, as amended, with respect to said shares shall be effective, or

          (b) the participant shall have represented at the time of purchase, in form and substance satisfactory to the Company, that it is the participant's intention to purchase the shares for investment and not for resale or distribution.


                           ARTICLE 10

                         ADMINISTRATION

     10.1 APPOINTMENT OF COMMITTEE. The Benefits Committee appointed by the Board of Directors shall constitute the committee (the "Committee") which shall perform all administrative duties under this Plan, except those expressly delegated to the Administrator under this Plan. If no Benefits Committee has been appointed, the Board of Directors shall constitute the Committee.

     10.2 AUTHORITY OF COMMITTEE. Subject to the express provisions of the Plan, the Committee shall have plenary authority in its discretion to interpret and construe any and all provisions of the Plan, to adopt rules and regulations for administering the Plan, and to make all other determinations deemed necessary or advisable for administering the Plan. The Committee's determination on the foregoing matters shall be conclusive.

     10.3  RULES GOVERNING THE ADMINISTRATION OF THE COMMITTEE.
The Board of Directors may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee may select one of its members as its Chairman and shall hold its meetings at such times and places as it shall deem advisable and may hold telephonic meetings. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. The Committee may correct any defect or omission or reconcile any inconsistency in the Plan, in the manner and to the extent it shall deem desirable. Any decision or determination reduced to writing and signed by a majority of the members of the Committee shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary and shall make such rules and regulations for the conduct of its business as it shall deem advisable.


                           ARTICLE 11

                          MISCELLANEOUS

     11.1 DESIGNATION OF BENEFICIARY. Upon the death of a participant, the Holding Period applicable to any VICORP Stock purchased with such participant's payroll deductions will be deemed to have expired. A participant must file a written designation of a beneficiary who is to receive any VICORP Stock and/or cash. Such designation of beneficiary may be changed by the participant at any time by written notice to the Benefits Department. Upon the death of a participant and upon receipt by the Administrator of proof of identity and existence at the participant's death of a beneficiary validly designated by him or her under the Plan, the Administrator shall deliver such VICORP Stock and/or cash to such beneficiary. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Administrator shall deliver such VICORP Stock and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Administrator), the Administrator, in its discretion, may deliver such VICORP Stock and/or cash to the spouse or to any one or more dependents of the participant as the Administrator may designate. No beneficiary shall, prior to the death of the participant by whom he or she has been designated, acquire any interest in the VICORP Stock or cash credited to the participant under the Plan.

     11.2 TRANSFERABILITY. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive VICORP Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the participant other than by the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 8.1.

     11.3 USE OF FUNDS. All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose and the Company shall not be obligated to segregate such payroll deductions.

     11.4  ADJUSTMENT UPON CHANGES IN CAPITALIZATION.

           (a) If, while any options are outstanding, the outstanding shares of VICORP Stock have increased, decreased, changed into, or been exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split or similar transaction, appropriate and proportionate adjustments may be made by the Committee in the number and/or kind of shares which are subject to purchase under outstanding options and on the Option Price or prices applicable to such outstanding options. In addition, in any such event, the number and/or kind of shares which may be offered in the Offerings described in Article 4 hereof shall also be proportionately adjusted. No adjustments shall be made for stock dividends. For the purposes of this Section 11.4(a), any distribution of shares to shareholders in an amount aggregating 20% or more of the outstanding shares shall be deemed a stock split and any distributions of shares aggregating less than 20% of the outstanding shares shall be deemed a stock dividend.

           (b) Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property or stock of the Company to another corporation, the holder of each option then outstanding under the Plan shall thereafter be entitled to receive at the next Offering Termination Date upon the exercise of such option for each share as to which such option shall be exercised, as nearly as reasonably may be determined, the cash, securities and/or property which a holder of one share of the VICORP Stock was entitled to receive upon and at the time of such transaction. The Board of Directors shall take such steps in connection with such transactions as the Board shall deem necessary to assure that the provisions of this Section 11.4 shall thereafter be applicable, as nearly as reasonably may be determined, in relation to the said cash, securities and/or property as to which such holder of such option might thereafter be entitled to receive.

     11.5 AMENDMENT AND TERMINATION. The Board of Directors shall have complete power and authority to terminate or amend the Plan; provided, however, that the Board of Directors shall not, without the approval of the stockholders of the Corporation (i) increase the maximum number of shares which may be issued under any Offering (except pursuant to Section 11.4); (ii) amend the requirements as to the class of employees eligible to purchase VICORP Stock under the Plan. No termination, modification, or amendment of the Plan may, without the consent of an employee then having an option under the Plan to purchase VICORP Stock, adversely affect the rights of such employee under such option.

     11.6 EFFECTIVE DATE. The Plan shall become effective as of October 1, 1996, subject to approval by the holders of the majority of the Common Stock present and represented at a special or annual meeting of the shareholders held on or before September 30, 1997.
If the Plan is not so approved, the Plan shall not become effective.

     11.7 NO EMPLOYMENT RIGHTS. The Plan does not, directly or indirectly, create any right for the benefit of any employee or class of employees to purchase any shares of VICORP Stock under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company's right to terminate, or otherwise modify, an employee's employment at any time.

     11.8 EFFECT OF PLAN. The provisions of the Plan, shall in accordance with its terms, be binding upon, and inure to the benefit of all successors of each employee participating in the Plan, including, without limitation, such employee's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such employee.

     11.9 GOVERNING LAW. The law of the State of Colorado shall govern all matters relating to this Plan except to the extent it is superseded by the laws of the United States.


(Front)
PROXY                                                                 PROXY

                           VICORP RESTAURANTS, INC.

                PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

        The undersigned hereby appoints Charles R. Frederickson, J. Michael Jenkins, or either of them, with full power of substitution, proxies to vote at the Annual Meeting of Shareholders of VICORP Restaurants, Inc. (the "Company") to be held on April 18, 1997 at 11:00 a.m., New York, New York, and at any adjournment or adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held or owned by the undersigned as directed below, and in their discretion upon such other matters as may come before the meeting.

                       (To be Signed on Reverse Side)


(Back)

 X   Please mark your
     votes as in this
     example.

1.   Election of         FOR            WITHHELD
     Directors

     Nominees:  Carole Lewis Anderson, Bruce B. Brundage, Charles R.
                Frederickson, John C. Hoyt, J. Michael Jenkins,
                Robert T. Marto, Dudley C. Mecum, Dennis B. Robertson, Hunter Yager, Arthur Zankel

     For, except vote withheld from the following nominee(s):

     -------------------------

2.   Approval of Independent Accountants.   FOR     AGAINST     WITHHELD



3.   Approval of the VICORP Restaurants,
     Inc. Employee Stock Purchase Plan      FOR     AGAINST     WITHHELD



SIGNATURE(S)                                      DATE
             -------------------------------------    ----------------------
NOTE: Please sign name exactly as it appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.